Prospectus supplement	August 29, 2012

Putnam International Value Fund Prospectus dated October 30, 2011

The sub-section Your fund’s management in the Fund summary section is deleted in its entirety and replaced with the following disclosure:

Your fund’s management

Investment Advisor

Putnam Investment Management, LLC

Portfolio Manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2009

Assistant Portfolio Manager

Karan Sodhi, Analyst, assistant portfolio manager of the fund since 2012

The section Who oversees and manages the fund? is supplemented to reflect that Darren Jaroch and Karan Sodhi are now primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Jaroch has managed the fund since 2009. He has been employed with Putnam Management as a portfolio manager since 1999.

Mr. Sodhi has been an assistant manager of the fund since 2012. He has been employed with Putnam Management as an Analyst since 2010, and previously, from 2000 to 2007. From 2007 to 2009, he was employed with Stark Investments as an Equity Analyst.

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